EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report of Imperial Resources, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rob Durbin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 28, 2013	/s/ RobDurbin
Rob Durbin President, Chief Executive Officer and Director (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Imperial Resources, Inc. and will be retained by Imperial Resources, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.